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                                 Exhibit 10.2

       OMITTED SCHEDULES AND EXHIBITS TO SECURITIES PURCHASE AGREEMENT

     Registrant will furnish to the Securities and Exchange Commission a copy of any of the following Schedules or Exhibits on request:


List of Schedules

SCHEDULE OF BUYERS
SCHEDULE 3(a)     Subsidiaries
SCHEDULE 3(c)     Capitalization
SCHEDULE 3(e)     Conflicts
SCHEDULE 3(g)     Material Changes
SCHEDULE 3(h)     Litigation
SCHEDULE 3(n)     Intellectual Property
SCHEDULE 3(p)     Liens
SCHEDULE 3(t)     Tax Status
SCHEDULE 3(u)     Certain Transactions
SCHEDULE 4(d)     Use of Proceeds
SCHEDULE 4(g)     Capital Raising Limitations

List of Exhibits

EXHIBIT A         Form of Certificate of Designations
EXHIBIT B         Form of Registration Rights Agreement
EXHIBIT C         Form of Company Counsel Opinion
EXHIBIT D         Form of Irrevocable Transfer Agent Instructions